Exhibit 10.3

Execution Version

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT (the "Amendment and Limited Consent"), dated as of December 8, 2017 (the "Second Amendment and Limited Consent Effective Date"), is among ORTHOFIX HOLDINGS, INC., a Delaware corporation ("U.S. Borrower"), VICTORY MEDICAL LIMITED, a company formed under the laws of England and Wales ("Victory"), ORTHOFIX INTERNATIONAL B.V., a company incorporated under the laws of the Netherlands ("Orthofix B.V." and together with U.S. Borrower and Victory, each a "Borrower" and collectively, the "Borrowers"), the other Loan Parties party hereto, each of the banks or other lending institutions which is a party hereto (individually a "Lender" and collectively the "Lenders") and JPMORGAN CHASE BANK, N.A. individually as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank and JPMORGAN CHASE BANK, N.A. and BBVA COMPASS as Joint Lead Arrangers and Joint Bookrunners.

RECITALS:

WHEREAS, the U.S. Borrower, Victory, the other Loan Parties listed on the signature pages thereto, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into the Credit Agreement dated as of August 31, 2015, as amended by the First Amendment to Credit Agreement dated as of March 7, 2016 and consented to by the Limited Consent to Credit Agreement dated as of December 22, 2016 (as the same may hereafter be amended or otherwise modified, the "Agreement").

WHEREAS, the U.S. Borrower, Victory and the other Loan Parties have requested that certain provisions of the Agreement be amended to, among other things, (a) add Orthofix B.V. as a Borrower, a Guarantor and a Loan Party and (b) add each of Orthofix Limited, a company formed under the laws of England and Wales, and Orthofix II B.V., a company incorporated under the laws of the Netherlands, as Guarantors and Loan Parties.

WHEREAS, the Borrowers and the other Loan Parties have advised the Administrative Agent and the Lenders that the Company and its Subsidiaries desire to:

(a)consummate a series of internal transactions to repay certain intercompany payables and other assets, which will be effected over a period of time and in certain definitive steps as outlined in the step plan titled "Intercompany Payable Settlements and Initial BD Funding" and posted to the Lenders on November 11, 2017 and delivered to the Administrative Agent and the Lenders prior to the date hereof (such description, the "Plan of Restructuring" and the steps described therein, collectively, the "Proposed Restructuring");

(b)cause Orthofix Inc. and AMEI Technologies Inc. to sell and assign to Orthofix-Italy the intellectual property listed and described on Exhibit A (the "OI/AMEI Intellectual Property"), which relates to the Company's external fixation product lines.  The sale and assignment of the OI/AMEI Intellectual Property will be accomplished through (i) a Borrowing by Orthofix B.V. in a Dollar Amount equal to approximately $25,000,000, (ii) an intercompany loan or advance by Orthofix B.V. to Orthofix-Italy in the same amount as described in the preceding clause (b)(i) and (iii) a sale of the OI/AMEI Intellectual Property by Orthofix Inc. and AMEI Technologies Inc. to Orthofix-Italy for cash consideration in a Dollar Amount equal to approximately $25,000,000 on or before January 31, 2018 (collectively, the "Proposed IP Sale"); and

(c)consummate an Acquisition of all of the Equity Interests of Wittenstein intens GmbH, a company organized under the laws of Germany ("FitBone").  Such Acquisition of FitBone will be accomplished through (i) a Borrowing by Orthofix B.V. in a Dollar Amount equal to approximately $35,000,000, and (ii) (x)(I) an intercompany loan or advance or capital contribution by Orthofix B.V. to Orthofix GmbH in the same amount as described in clause (c)(i) and (II) the purchase by Orthofix GmbH of all of the Equity Interests of FitBone for a purchase price of a Dollar Amount equal to approximately $35,000,000 or (y) the purchase by Orthofix B.V. of all of the Equity Interests of FitBone for a purchase price of a Dollar Amount equal to approximately $35,000,000 (collectively, the "Proposed Acquisition").

WHEREAS, (i) steps 26, 27, 28, 31, 32, 33, 35 and 38 as outlined in the Plan of Restructuring are either not expressly permitted by Sections 6.04, 6.05, 6.08 and 6.09 of the Agreement or are permitted but would use an existing permissive basket (each a "Permissive Basket"), (ii) the Proposed IP Sale is either not expressly permitted by Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement or are permitted but would use a Permissive Basket and (iii) the Proposed Acquisition is either not expressly permitted by Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement or are permitted but would use a Permissive Basket and, as a result, the Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders consent to waive the restrictions contained in (x) Sections 6.04, 6.05, 6.08 and 6.09 of the Agreement in order to permit steps 26, 27, 28, 31, 32, 33, 35 and 38 as outlined in the Plan of Restructuring, (y) Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement in order to permit the Proposed IP Sale and (z) Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement in order to permit the Proposed Acquisition (collectively, the "Proposed Consents").

WHEREAS, subject in each case to all of the terms hereof, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the Second Amendment and Limited Consent Effective Date unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1.Definitions.  Capitalized terms used in this Amendment and Limited Consent, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendments

Section 2.1.Agreement.  The Agreement is, effective on the Second Amendment and Limited Consent Effective Date, hereby amended and restated in its entirety to read as set forth in the attached Annex I.  The Schedules and Exhibits to the Agreement remain unmodified except to the extent amended, modified or added below.

Section 2.2.Schedules 3.06 and 6.01(a).  Schedules 3.06 and 6.01(a) of the Agreement are, effective on the Second Amendment and Limited Consent Effective Date, hereby amended and restated in their entirety to read as set forth in the attached Schedules 3.06 and 6.01(a).

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Section 2.3.Schedule 6.01(a).  Schedule 6.01(a) of the Agreement shall be, effective on the date such Schedule 6.01(a) is delivered in accordance with Section 3.2(a)(iii)(A) of this Amendment and Limited Consent, amended and restated in its entirety to read as set forth in such Schedule 6.01(a).

ARTICLE 3.

Limited Consent

Section 3.1.Limited Consent.  Subject to the terms of this Amendment and Limited Consent, including, but not limited to, compliance by the Borrowers and each other Loan Party with each of the terms of this Article 3, the Lenders hereby:

(a)consent to waive the restrictions contained in Sections 6.04, 6.05, 6.08 and 6.09 of the Agreement to the extent steps 26, 27, 28, 31, 32, 33, 35 and 38 contained in the Plan of Restructuring would be prohibited by such Sections or would be permitted under such Sections only by using a Permissive Basket, but in each case only to the extent that steps 26, 27, 28, 31, 32, 33, 35 and 38 contained in the Plan of Restructuring are consummated in connection with the Proposed Restructuring and subject to the terms and conditions contained in this Amendment and Limited Consent.  For the avoidance of doubt, each of steps 26, 27, 28, 31, 32, 33, 35 and 38 contained in the Plan of Restructuring that is consummated by the Company or any of its Subsidiaries in accordance with the Plan of Restructuring will (i) be deemed not to have used a Permissive Basket and (ii) not result in a Default due to any failure to comply with Sections 6.04, 6.05, 6.08 and 6.09 of the Agreement;

(b)consent to waive the restrictions contained in Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement to the extent that the Proposed IP Sale would be prohibited by such Sections or would be permitted under such Sections only by using a Permissive Basket, but only with respect to the Proposed IP Sale, which must be consummated on or before January 31, 2018 (or such later date agreed to in writing by the Administrative Agent) and shall be subject to the terms and conditions contained in this Amendment and Limited Consent.  For the avoidance of doubt, the Proposed IP Sale when consummated by the Company or any of its Subsidiaries in accordance with the terms and conditions contained in this Amendment and Limited Consent will (i) be deemed not to have used a Permissive Basket and (ii) not result in a Default due to any failure to comply with Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement;

(c)irrevocably authorize the Administrative Agent to (i) release the Lien on the OI/AMEI Intellectual Property, (ii) file any UCC-3 termination statements or releases with the United States Patent and Trademark Office requested by the Loan Parties that are necessary to effect the Proposed IP Sale and (iii) take any other action necessary or reasonably requested by the Borrower Representative to effect the Proposed IP Sale, in each case subject to the terms and conditions contained in this Amendment and Limited Consent; and

(d)consent to waive the restrictions contained in Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement to the extent that the Proposed Acquisition would be prohibited by such Sections or would be permitted under such Sections only by using a Permissive Basket, but only with respect to the Proposed Acquisition, which must be consummated within 120 days of the Second Amendment and Limited Consent Effective Date (or such later date agreed to in writing by the Administrative Agent) and shall be subject to the terms and conditions contained in this Amendment and Limited Consent.  For the avoidance of doubt, the Proposed Acquisition when consummated by the Company or any of its Subsidiaries in accordance with the terms and conditions contained in this Amendment and Limited Consent will (i) be deemed not to have used a Permissive Basket and (ii) not result in a Default due to any failure to comply with Sections 6.01, 6.04, 6.05 and 6.09 of the Agreement.

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The consents and waivers contained in this Section 3.1 are strictly limited as provided herein and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of the Agreement (including, without limitation, Sections 6.01, 6.04, 6.05, 6.08 and 6.09 of the Agreement), except as specified in this Section 3.1.

Section 3.2.Limited and Conditional Consent; Requirements.  Each Borrower and each other Loan Party agrees that the foregoing consents are subject to, and conditioned upon, the Borrowers' and each other Loan Party's compliance with the each of following:

(a)Proposed Restructuring.  The Proposed Restructuring shall satisfy each of the following conditions:

(i)each step of the Proposed Restructuring shall have been consummated on or before July 31, 2018 (or such later date agreed to in writing by the Administrative Agent);

(ii)during the period commencing on the Second Amendment and Limited Consent Effective Date and ending on the date of the consummation of the last step outlined in the Plan of Restructuring, no Event of Default shall have occurred and be continuing after giving effect to this Amendment and Limited Consent.  For the avoidance of doubt, at the time of and immediately after giving effect to any Borrowing consummated in connection with the Proposed Restructuring, no Default shall have occurred and be continuing; and

(iii)concurrently with the consummation of the last step outlined in the Plan of Restructuring (or such later date as agreed to in writing by the Administrative Agent), the Administrative Agent (or its counsel, Winstead PC) shall have received, on terms and conditions, and subject to documentation in form and substance reasonably satisfactory to the Administrative Agent the following items:

A.(i) an amended and restated Schedule 6.01(a) of the Agreement and (ii) an amendment to the Security Agreement described in clause (a) of the definition of "Security Agreement" amending and restating the list of Intercompany Notes on Exhibit F of such Security Agreement, each of which shall be certified by the Borrower Representative as being complete, true and accurate as of the date of delivery, and

B.a certificate signed by a Financial Officer certifying that the conditions set forth in Section 3.2(a) of this Amendment and Limited Consent have been satisfied.

(b)Intellectual Property Purchase.  The Proposed IP Sale shall satisfy each of the following conditions:

(i)the Proposed IP Sale shall have a cash purchase price of not more than the Dollar Amount of $25,000,000, which cash purchase price the Company shall have reasonably determined in good faith to equal the fair market value of the OI/AMEI Intellectual Property;

(ii)each loan or advance from Orthofix B.V. to Orthofix-Italy shall be evidenced by a promissory note in form and substance satisfactory to the Administrative Agent pledged pursuant to the Security Agreement and such note and a duly executed allonge thereto in form and substance satisfactory to the Administrative Agent shall be delivered to the Administrative Agent within three Business Days (or such longer period agreed to in writing by the Administrative Agent) after the making of each such loan or advance;

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(iii)during the period commencing on the Second Amendment and Limited Consent Effective Date and ending on the date of the consummation of the Proposed IP Sale, no Event of Default shall have occurred and be continuing after giving effect to this Amendment and Limited Consent.  For the avoidance of doubt, at the time of and immediately after giving effect to any Borrowing consummated in connection with the Proposed IP Sale, no Default shall have occurred and be continuing;

(iv)the Proposed IP Sale shall have been consummated on or before January 31, 2018 (or such later date agreed to in writing by the Administrative Agent); and

(v)concurrently with the consummation of the Proposed IP Sale (or such later date as agreed to in writing by the Administrative Agent), the Administrative Agent (or its counsel, Winstead PC) shall have received, on terms and conditions, and subject to documentation in form and substance reasonably satisfactory to the Administrative Agent a certificate signed by a Financial Officer certifying that the conditions set forth in Section 3.2(b) of this Amendment and Limited Consent have been satisfied.

(c)Repayment of Borrowing.  On or before March 31, 2018 (or such later date agreed to in writing by the Administrative Agent), the Borrowers shall prepay the principal amount of any outstanding Loans to the Administrative Agent in Dollars for the account of each Revolving Lender in a principal amount equal to the Dollar Amount of the Borrowing made by Orthofix B.V. in connection with, and as contemplated by clause (i) of the definition of, the Proposed IP Sale (or such lesser principal amount that is then outstanding).

(d)German Acquisition.  The Proposed Acquisition shall satisfy each of the following conditions:

(i)at the time of either Orthofix B.V. or Orthofix GmbH, as applicable, entering into a definitive purchase and sale agreement with respect to the Proposed Acquisition and immediately after giving effect thereto and to this Amendment and Limited Consent, (x) no Default shall have occurred and be continuing or would result therefrom and (y) all representations and warranties contained in the Loan Documents shall be true and correct in all material respects with the same force and effect as through made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects);

(ii)the Proposed Acquisition shall not be a hostile or contested acquisition;

(iii)as soon as possible, but not less than fifteen (15) days prior to such Acquisition (or such shorter period as may be agreed to by the Administrative Agent in its discretion), the Borrower Representative shall have provided the Administrative Agent with notice of whether Orthofix B.V. or Orthofix GmbH will be consummating the Proposed Acquisition;

(iv)as soon as possible, but not less than ten (10) Business Days prior to such Acquisition (or such shorter period as may be agreed to by the Administrative Agent in its discretion), the Borrower Representative shall have provided the Administrative Agent notice of such Acquisition together with a reasonably detailed description of the material terms of such Acquisition (including, without limitation, the purchase price and method and structure of payment) and of FitBone;

(v)the total consideration (including without limitation, cash, assumed Indebtedness, earnout payments and any other deferred payment but excluding any consideration in the form of Equity Interests of the Company) paid for the Proposed Acquisition, shall not exceed the Dollar Amount of $40,000,000;

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(vi)the Borrowers shall certify to the Administrative Agent (and provide the Administrative Agent with a pro forma calculation in form and substance reasonably satisfactory to the Administrative Agent) that, after giving pro-forma effect to the completion of such Acquisition the Total Leverage Ratio shall be less than 2.5 to 1.00 for the most recently completed four fiscal quarter period for which financial statements have been required to be delivered pursuant to the Agreement;

(vii)if requested by the Administrative Agent, the Borrower Representative shall have delivered to the Administrative Agent an executed copy of the acquisition agreement (including all schedules and exhibits thereto) and all other material agreements (together with a list, prepared in good faith by the Borrower Representative, of all other executed agreements among an Orthofix Entity, the sellers of FitBone, FitBone, or an Affiliate of FitBone) and material instruments executed by any Orthofix Entity relating to such Acquisition, no later than five (5) Business Days after such Acquisition is consummated;

(viii)each loan or advance from Orthofix B.V. to Orthofix GmbH shall be evidenced by a promissory note in form and substance satisfactory to the Administrative Agent pledged pursuant to the Security Agreement and such note and a duly executed allonge thereto in form and substance satisfactory to the Administrative Agent shall be delivered to the Administrative Agent within three Business Days (or such longer period agreed to in writing by the Administrative Agent) after the making of each such loan or advance;

(ix)the Proposed Acquisition shall have been consummated on or before the date that is 120 days following the Second Amendment and Limited Consent Effective Date (or such later date agreed to in writing by the Administrative Agent); and

(x)within five (5) Business Days of  the consummation of the Proposed Acquisition (or such later date as agreed to in writing by the Administrative Agent), the Administrative Agent (or its counsel, Winstead PC) shall have received, on terms and conditions, and subject to documentation in form and substance reasonably satisfactory to the Administrative Agent a certificate signed by a Financial Officer certifying that the conditions set forth in Section 3.2(d) of this Amendment and Limited Consent have been satisfied.

Section 3.3.Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent and the Lenders that, one Business Day following the consummation of the last step outlined in the Plan of Restructuring (such date, the "Post-Restructuring Test Date") the aggregate amount of Indebtedness of the Loan Parties (including Orthofix B.V., Orthofix II B.V. and Orthofix Limited) on the Post-Restructuring Test Date owed to Subsidiaries of the Company that are not Guarantors and Loan Parties on the Post-Restructuring Test Date (such Subsidiaries, the "Non-Loan Parties") will not be, as of the Post-Restructuring Test Date, greater than the aggregate amount of all such Indebtedness of the Loan Parties owed to Non-Loan Parties that existed on the date immediately preceding the commencement of the Proposed Restructuring.

ARTICLE 4.

Conditions Precedent

Section 4.1.Conditions.  The effectiveness of Articles 2 and 3 of this Amendment and Limited Consent are subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Amendment and Limited Consent signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other

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electronic transmission of a signed signature page of this Amendment and Limited Consent) that such party has signed a counterpart of this Amendment and Limited Consent, (ii) to the extent certificated, certificates representing the Equity Interests of the Borrowers and any other entity pledged pursuant to any Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor and (iii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment and Limited Consent and the other Loan Documents executed in connection therewith, and written opinions addressed to the Administrative Agent, the Issuing Bank and the Lenders of Dutch counsel, U.K. counsel, U.S. counsel, and Curacao counsel, in each case in form and substance and pursuant to documentation acceptable to the Administrative Agent.

(b)The Administrative Agent shall have received (i) a certificate of each of the Company, Orthofix B.V., Orthofix II B.V., Orthofix Limited, Colgate, Victory and the U.S. Borrower, which shall be in form and substance acceptable to the Administrative Agent, dated the Second Amendment and Limited Consent Effective Date and executed by any officer, director, manager or member of such Loan Party (or directors in the case of a Loan Party incorporated in England and Wales or the Netherlands), which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the U.S. Borrower, its Financial Officers, and in the case of the UK Borrower or Dutch Borrower, its directors or managing directors, (C) contain appropriate attachments, including the charter, articles or certificate or deed of organization or incorporation of each Loan Party certified, where applicable, by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents (or in the case of the Company, Colgate, Victory and the U.S. Borrower, certifying as to no change with any of the attachments described in subclause (C) since the Effective Date or, in the case of the U.S. Borrower, November 8, 2016, and (D) (in the case of Orthofix Limited, only) that the PSC register (within the meaning of section 790C(10) of the Companies Act 2006) of Orthofix Limited is correct, complete and not amended or superseded as at the date of this Amendment and Limited Consent and the no warning notices or restriction notices have been issued in relation to those shares and (ii) a good standing certificate or comparable instrument for each Loan Party from its jurisdiction of organization.

(c)The Administrative Agent shall have received a certificate, signed by a Financial Officer, in the case of the U.S. Borrower, and a director or managing director, in the case of each of the UK Borrower and the Dutch Borrower, dated as of the Second Amendment and Limited Consent Effective Date, which shall be in form and substance acceptable to the Administrative Agent, (i) stating that no Default has occurred and is continuing after giving effect to this Amendment and Limited Consent, (ii) stating that after giving effect to this Amendment and Limited Consent the representations and warranties contained in the Loan Documents are true and correct as of such date in all material respects as of such date, except that any representation and warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects, and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.

(d)The Administrative Agent shall have received, on behalf of each Lender (including JPMorgan Chase Bank, N.A., as a Lender) that delivers a signature page to this Amendment and Limited Consent, a working fee of $7,500 for each such Lender on such date.

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(e)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment and Limited Consent Effective Date, including, reimbursement or payment of all reasonable and invoiced out-of-pocket expenses (including the reasonable and invoiced fees, charges and disbursements of counsel) incurred by the Administrative Agent in connection with this Amendment and Limited Consent, or required to be reimbursed or paid by the Borrowers by this Amendment and Limited Consent, the Agreement or under any other Loan Document for which invoices have been presented on or before the date hereof.

(f)The Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization, if applicable, and the jurisdiction of foreign qualification in the United States of Orthofix B.V., Orthofix II B.V. and Orthofix Limited reasonably requested by the Administrative Agent, and each other jurisdiction reasonably requested by the Administrative Agent where assets of the Loan Parties, or such Loan Parties are located, and such searches shall reveal no Liens on any of the assets of the Loan Parties except as permitted by Section 6.02 of the Agreement.

(g)The Administrative Agent shall have received a solvency certificate signed by a Financial Officer, in the case of the U.S. Borrower, and a director or managing director, in the case of each of the UK Borrower and the Dutch Borrower, dated the Second Amendment and Limited Consent Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

(h)The Administrative Agent shall have received evidence of insurance coverage for each of the Orthofix B.V., Orthofix II B.V. and Orthofix Limited in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of this Agreement and the Security Agreement.

(i)The Administrative Agent and its counsel, including without limitation, U.S., Dutch and UK counsel, shall have completed all legal due diligence, the results of which shall be satisfactory to Administrative Agent in its sole discretion.

(j)The Administrative Agent and Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including USA PATRIOT Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party.

(k)The representations and warranties of the Loan Parties set forth in this Amendment and Limited Consent, the Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the Second Amendment and Limited Consent Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(l)At the time of and immediately after giving effect to the consummation of this Amendment and Limited Consent, no Default shall have occurred and be continuing.

(m)No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect.

(n)The Administrative Agent shall have received such additional documentation and information as the Administrative Agent or its counsel, Winstead PC, may have reasonably requested on or prior to the date hereof.

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ARTICLE 5.

Ratifications, Representations and Warranties

Section 5.1.Ratifications.  The terms and provisions set forth in this Amendment and Limited Consent shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment and Limited Consent, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrowers, each other Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  For all matters arising prior to the Second Amendment and Limited Consent Effective Date of this Amendment and Limited Consent (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment and Limited Consent) shall control and are hereby ratified and confirmed.

Section 5.2.Representations and Warranties.  Each Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:  (a) after giving effect to this Amendment and Limited Consent, no Default or Event of Default has occurred and is continuing; (b) after giving effect to this Amendment and Limited Consent, the representations and warranties set forth in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Second Amendment and Limited Consent Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); (c) the execution, delivery and performance of this Amendment and Limited Consent and the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Borrower and each other Loan Party and does not and will not:  (1) violate any provision of law applicable to any Borrower or any other Loan Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Borrower or any other Loan Party or any order, judgment, or decree of any court or agency of government binding upon any Borrower or any other Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower or any other Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Borrower or any other Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Borrower or any other Loan Party; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of each Loan Party (other than the Company, Orthofix B.V., Orthofix II B.V., Orthofix Limited, Colgate, Victory and the U.S. Borrower) attached as exhibits to the Secretary's Certificate or Director's Certificate, as applicable, of each such Loan Party (other than the Company, Orthofix B.V., Orthofix II B.V., Orthofix Limited, Colgate, Victory and the U.S. Borrower) dated as of August 31, 2015 have not been modified or rescinded and remain in full force and effect.

IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT AND LIMITED CONSENT, EACH BORROWER AND EACH OTHER LOAN PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND LIMITED CONSENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

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(a)WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND LIMITED CONSENT AND

(b)RELEASE.  RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER OR ANY OTHER LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 6.

Miscellaneous

Section 6.1.Survival of Representations and Warranties.  All representations and warranties made in this Amendment and Limited Consent or any other Loan Document including any Loan Document furnished in connection with this Amendment and Limited Consent shall survive the execution and delivery of this Amendment and Limited Consent and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

Section 6.2.Reference to Agreement.  Each of the Loan Documents, including the Agreement, this Amendment and Limited Consent and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 6.3.Expenses of Lender.  As provided in the Agreement, the Loan Parties, jointly and severally, agree to pay all reasonable and invoiced out‑of‑pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of one counsel and one local counsel in each specialty and relevant jurisdiction for the Administrative Agent, in connection with the preparation and administration of this Amendment and Limited Consent and the other Loan Documents executed pursuant hereto.

Section 6.4.Severability.  Any provision of this Amendment and Limited Consent held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 6.5.Applicable Law.  This Amendment and Limited Consent and all other Loan Documents executed pursuant hereto (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

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Section 6.6.Successors and Assigns.  The provisions of this Amendment and Limited Consent are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (a) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 9.04 of the Agreement.

Section 6.7.Counterparts.  This Amendment and Limited Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment and Limited Consent by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and Limited Consent.

Section 6.8.Effect of Waiver.  No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.9.Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and Limited Consent and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Limited Consent.

Section 6.10.ENTIRE AGREEMENT.  THIS AMENDMENT AND LIMITED CONSENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND LIMITED CONSENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 6.11.Joinder.

(a)By execution of this Amendment and Limited Consent, Orthofix B.V. (the "New Borrower") hereby acknowledges, agrees and confirms that, by its execution of this Amendment and Limited Consent, the New Borrower will be deemed to be (i) a Borrower under the Agreement and each other Loan Document, (ii) a Loan Party under the Agreement and each other Loan Document and (iii) a Loan Guarantor for all purposes of the Agreement and each other Loan Document and shall have all of the obligations of a Borrower, a Loan Party and a Loan Guarantor thereunder as if it had executed the Agreement on the Effective Date.  The New Borrower hereby ratifies, as of the Second Amendment and Limited Consent Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement, including without limitation (w) any and all payment, indemnification or other reimbursement obligations set forth in the Agreement or any other Loan Document, (x) all of the representations and warranties of the Loan Parties set forth in Article III of the Agreement, (y) all of the covenants set forth in Articles V and VI of the Agreement and (z) all of the guaranty obligations set forth in Article X of the Agreement.  Without limiting the generality of the foregoing terms of this paragraph (a), the New Borrower, subject to the limitations set forth in Sections 10.10 and 10.13 of the Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the

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Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Borrower will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.  Orthofix Holdings, Inc. is hereby appointed by the New Borrower as its contractual representative hereunder, under the Agreement and under each other Loan Document, and the New Borrower irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein, in the Agreement and in the other Loan Documents.

(b)By execution of this Amendment and Limited Consent, each of Orthofix II B.V. and Orthofix Limited (each a "New Loan Party") hereby acknowledges, agrees and confirms that, by its execution of this Amendment and Limited Consent, such New Loan Party will be deemed to be (i) a Loan Party under the Agreement and each other Loan Document and (ii) a Loan Guarantor for all purposes of the Agreement and each other Loan Document and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Agreement on the Effective Date.  Each New Loan Party hereby ratifies, as of the Second Amendment and Limited Consent Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement, including without limitation (x) all of the representations and warranties of the Loan Parties set forth in Article III of the Agreement, (y) all of the covenants set forth in Articles V and VI of the Agreement and (z) all of the guaranty obligations set forth in Article X of the Agreement.  Without limiting the generality of the foregoing terms of this paragraph (b), each New Loan Party, subject to the limitations set forth in Sections 10.10 and 10.13 of the Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), each New Loan Party will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

Section 6.12.Release of Collateral.  Subject to the terms set forth in Section 3.1 of this Limited Consent, the Administrative Agent will, at the Loan Parties joint and several expense, comply with the provisions of Section 9.02(d)(ii) of the Agreement (it being understood that by execution of this Amendment and Limited Consent Orthofix Inc. and AMEI Technologies Inc. are hereby certifying that the Proposed IP Sale is being made in compliance with the terms of the Agreement after giving effect to this Amendment and Limited Consent).

Executed as of the date first written above.

[Signatures on Following Pages.]

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Page 12

BORROWERS:

ORTHOFIX HOLDINGS, INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Chief Financial Officer and Treasurer

VICTORY MEDICAL LIMITED

By:	/s/ Stacy Kohn
Name:	Stacy Kohn
Title:	Director

ORTHOFIX INTERNATIONAL B.V.

By:	/s/ Stacy Kohn
Name:	Stacy Kohn
Title:	Authorized Signatory

GUARANTORS:

ORTHOFIX INTERNATIONAL N.V.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Chief Financial Officer

ORTHOFIX II B.V.

By:	Orthofix International B.V., its Director

By:	/s/ Stacy Kohn
Name:	Stacy Kohn
Title:	Authorized Signatory

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

ORTHOFIX LIMITED

By:	/s/ Stacy Kohn
Name:	Stacy Kohn
Title:	Director

COLGATE MEDICAL LIMITED

By:	/s/ Stacy Kohn
Name:	Stacy Kohn
Title:	Director

ORTHOFIX INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Chief Financial Officer and Treasurer

BLACKSTONE MEDICAL, INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Chief Financial Officer and Treasurer

OSTEOGENICS INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Treasurer

AMEI TECHNOLOGIES INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Treasurer

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NEOMEDICS, INC.

By:	/s/ Douglas C. Rice
Name:	Douglas C. Rice
Title:	Treasurer

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JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

BBVA Compass

By:	/s/ Mark Dault
Name:	Mark Dault
Title:	SVP

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SUNTRUST BANK

By:	/s/ Philip VanFossan
Name:	Philip VanFossan
Title:	Vice President

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

Bank of America, N.A.

By:	/s/ Heath B. Lipson
Name:	Heath B. Lipson
Title:	Senior Vice President

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

Bank of the West

By:	/s/ William A. Burzysnki
Name:	William A. Burzysnki
Title:	Director

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

DNB Capital LLC

By:	/s/ Brigetta Perezic
Name:	Brigetta Perezic
Title:	First Vice President

By:	/s/ Kristi Birkeland Sorenson
Name:	Kristi Birkeland Sorenson
Title:	Senior Vice President
Head of Corporate Banking

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SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Signature Page

Exhibit A
OI/AMEI Intellectual Property

Application No.	Patent No.	Current Owner	Title	Country	Application Date	Grant Date	Status
11/115009	7582093	AMEI Technologies Inc.	AMEI - SCREW EXTRACTION AND INSERTION DEVICE	United States	26-Apr-05	1-Sep-09	Granted
11/567661	8398687	AMEI Technologies Inc.	AMEI - VOLAR PLATE FIXATION DEVICE	United States	6-Dec-06	19-Mar-13	Granted
12/618498	8377060	AMEI Technologies Inc.	AMEI - FIXATION DEVICE AND MULTIPLE-AXIS JOINT FOR A FIXATION DEVICE	United States	13-Nov-09	19-Feb-13	Granted
13/566758	8425512	AMEI Technologies Inc.	AMEI - FIXATION DEVICE AND MULTIPLE-AXIS JOINT FOR A FIXATION DEVICE	United States	3-Aug-12	23-Apr-13	Granted
12/618514	8430878	AMEI Technologies Inc.	AMEI - ADJUSTABLE ORTHOPEDIC FIXATION SYSTEM	United States	13-Nov-09	30-Apr-13	Granted
12/274199	8828063	AMEI Technologies Inc.	AMEI - FIXATION PLATE FOR USE IN THE LAPIDUS APPROACH	United States	19-Nov-08	9-Sep-14	Granted

Application No.	Registration No.	Owner	Trademark	Country	Application Date	Registration Date	Status
76559664	2991110	AMEI Technologies Inc.	I ISKD & Design	United States	31-Oct-03	6-Sep-05	Registered

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Exhibit A, Page 1

Annex I

Credit Agreement

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Annex I, Cover Page

SCHEDULE 3.06

Disclosed Matters

None.

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SCHEDULE 6.01(a)

Intercompany Loans

1.Orthofix Holdings. Inc.

Note issued by Orthofix Holdings, Inc. in favor of Victory Medical Limited in the principal amount of USD $153,467,400, dated as of October 1, 2016.

Note issued by Orthofix Holdings, Inc. in favor of Victory Medical Limited in the principal amount of USD $102,311,600, dated as of October 1, 2016.

2.Orthofix Australia Pty Limited

Note issued by Orthofix Australia Pty Limited in favor of Orthofix International N.V. in the principal amount of USD $3,000,000, dated as of July 10, 2013.

3.Colgate Medical Ltd

Note issued by Colgate Medical Ltd in favor of Orthofix Holdings, Inc. in the principal amount of USD $5,887,770, dated as of December 28, 2016.

Note issued by Colgate Medical Ltd in favor of Orthofix International N.V. in the principal amount of USD $4,725,000, dated as of June 16, 2005.

Note issued by Colgate Medical Ltd in favor of Intavent Orthofix Limited (now known as Orthofix Limited) in the principal amount of USD $23,000,000, dated as of March 23, 2010.

4.Orthofix GmbH

Note issued by Orthofix GmbH in favor of Orthofix International B.V. in the principal amount of EUR €900,000, dated as of March 16, 2008.

5.Orthofix International B.V.

Note issued by Orthofix International B.V. in favor of Orthofix International N.V. in the principal amount of USD $168,000,000, dated as of December 29, 2003.

Note issued by Orthofix International B.V. in favor of Orthofix International N.V. in the principal amount of USD $12,000,000, dated as of December 17, 2004.

Note issued by Orthofix International B.V. in favor of Orthofix International N.V. in the principal amount of USD $30,000,000, dated as of December 22, 2005.

Note issued by Orthofix International B.V. in favor of Orthofix International N.V. in the principal amount of USD $19,000,000, dated as of March 23, 2010.

6.Orthofix II B.V.

Note issued by Orthofix II B.V. in favor of Orthofix International B.V. in the principal amount of USD $30,000,000, dated as of December 23, 2005.

SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, Schedule 6.01, Page 1

Note issued by Orthofix II B.V. in favor of Orthofix International B.V. in the principal amount of USD $19,000,000, dated as of March 23, 2010.

7.Orthofix International N.V.

Note issued by Orthofix International N.V. in favor of Orthofix Inc. in the principal amount of USD $50,000,000, dated as of November 30, 2016.

Note issued by Orthofix International N.V. in favor of Victory Medical Limited in the principal amount of USD $50,000,000, dated as of November 2, 2015.

8.Orthofix Limited

Note issued by Orthofix Limited (formerly known as Intavent Orthofix Limited) in favor of Orthofix II B.V. in the principal amount of USD $19,000,000, dated as of March 23, 2010.

Note issued by Orthofix Limited (formerly known as Intavent Orthofix Limited) in favor of Victory Medical Limited in the principal amount of USD $5,700,000, dated as of June 23, 2017.

9.AME Technologies, Inc.

Note issued by AMEI Technologies, Inc. in favor of Osteogenics, Inc. in the principal amount of USD $20,000,000, dated as of May 6, 1998.

10.Orthofix Inc.

Note issued by Orthofix Inc. in favor of AMEI Technologies, Inc. in the principal amount of USD $5,000,000, dated as of April 30, 1996.

Note issued by Orthofix Inc. in favor of AMEI Technologies, Inc. in the principal amount of USD $5,000,000, dated as of September 30, 1997.

Note issued by Orthofix Inc. in favor of AMEI Technologies, Inc. in the principal amount of USD $150,000,000, dated as of October 31, 1997.

Note issued by Orthofix Inc. in favor of Osteogenics, Inc. in the principal amount of USD $1,000,000, dated as of January 21, 2000.

11.Orthofix Spine GmbH

Note issued by Orthofix Spine GmbH in favor of Blackstone Medical, Inc. in the principal amount of EUR €10,850,771.31, dated as of December 31, 2016.

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